UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2021

Pareteum Corporation

(Exact name of Registrant as Specified in Charter)

Delaware	001-35360	95-4557538
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

1185 Avenue of the Americas, 2nd Floor

New York, NY 10036

 (Address of principal executive offices) (Zip Code)

(646) 975-0400

(Registrant's telephone number, including area code)

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TEUM	NASDAQ

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On February 1, 2021, Pareteum Corporation (the “Company”) entered into a letter agreement (the “Letter Agreement”) with High Trail Investments SA LLC (“HT”), the holder of that certain Senior Secured Convertible Note due 2025 (the “Note”) issued by the Company on June 8, 2020 and that certain Warrant to Purchase Common Stock (the “Warrant”) issued by the Company on June 8, 2020. Under the terms of the Letter Agreement, HT and the Company agreed that HT would accept 656,250 shares of the Company’s common stock (the “Interest Shares”) in full satisfaction of the Company’s obligation to make a payment of $262,500 in interest on February 1, 2021 under the Note. Additionally, HT and the Company agreed that HT would not exercise any right or remedy under the Note, the related securities purchase agreement, the Warrant or the related security documents, including HT’s right to accelerate the aggregate amount outstanding under the Note, until the earlier of (i) February 28, 2021, (ii) the date of any new event of default or (iii) the initiation of any action by the Company to invalidate any of the representations and warranties made in the Forbearance Agreement. This represents an extension of the term of HT’s agreement to forbear from January 31, 2020.

The foregoing description is qualified in its entirety by the terms of the Letter Agreement, which is incorporated herein by reference and attached hereto as Exhibit 10.1.

Item 3.02.	Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.  The offer and sale of the Interest Shares was made pursuant to the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), provided by Section 4(a)(2) of the Securities Act. The Company has relied on this exemption from registration based in part on representations made by HT in the SPA that it is an “accredited investor” as defined in Rule 501 under the Securities Act and HT’s understanding that the Interest Shares are being acquired for investment purposes and not with a view to or for sale in connection with any distribution thereof in violation of any federal or state securities laws.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit Number	Description
10.1	Letter agreement, dated as of February 1, 2021, between Pareteum Corporation and High Trail Investments SA LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARETEUM CORPORATION

Dated: February 2, 2021	By:	/s/ Laura W. Thomas
Name: Laura W. Thomas
Title: Interim Chief Financial Officer